UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 7, 2007

Merisant Worldwide, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-114102	52-2219000
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Merisant Company
(Exact Name of Registrant as Specified in Charter)

Delaware	333-114105	52-2218321
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10 South Riverside Plaza, Suite 850
Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (312) 840-6000

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On January 7, 2007, Merisant Worldwide, Inc. (“Merisant Worldwide”) issued a press release announcing that its subsidiary, Merisant Company 2 Sárl, has entered into an exclusive distribution agreement with Sugar Australia Pty. Ltd. to distribute Equal® in Australia and New Zealand.  This press release is filed as Exhibit 99.1 to this report and incorporated by reference herein.

On January 8, 2007, Merisant Worldwide issued a press release announcing that its subsidiaries, Merisant Company 2 Sárl and Merisant India Pvt. Ltd., have entered into an exclusive distribution agreement with J.L. Morison (India) Ltd. to distribute Equal® in India.  This press release is filed as Exhibit 99.2 to this report and incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits.

Exhibit

99.1                                                                           Press release dated January 7, 2007 regarding distribution agreement with Sugar Australia Pty. Ltd.

99.2                                                                           Press release dated January 8, 2007 regarding distribution agreement with J.L. Morison (India) Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERISANT WORLDWIDE, INC.

Date: January 9, 2007	By: /s/ Anthony J. Nocchiero
Anthony J. Nocchiero
Vice President, Chief Financial Officer

MERISANT COMPANY

Date: January 9, 2007	By: /s/ Anthony J. Nocchiero
Anthony J. Nocchiero
Vice President, Chief Financial Officer